Exhibit 10.22

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 21, 2012, by and among (1) AMITY OIL INTERNATIONAL PTY LTD, a company organized and existing under the laws of Australia (“Amity”); (2) DMLP, LTD., a Bahamas international business company (“DMLP”); (3) PETROGAS PETROL GAZ VE PETROKIMYA ÜRÜNLERI İNŞAAT SANAYI VE TICARET A.Ş., a Turkish joint stock company (“Petrogas”); (4) TALON EXPLORATION, LTD., a Bahamas international business company (“Talon”); (5) TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD., an Australian proprietary company (“TEMI”); (6) TRANSATLANTIC TURKEY, LTD., a Bahamas international business company (“TT”, and, together with Amity, DMLP, Petrogas, Talon and TEMI, the “Borrowers”); (7) TRANSATLANTIC PETROLEUM LTD., a Bermuda exempted company with limited liability (the “Parent”); (8) TRANSATLANTIC PETROLEUM (USA) CORP., a Delaware corporation (“TP USA”); (9) TRANSATLANTIC WORLDWIDE, LTD., a Bahamas corporation (“TW”, and, together with the Parent and TP USA, the “Initial Guarantors”); (10) each of the lenders party hereto from time to time (the “Lenders”); and (11) STANDARD BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”) and as technical agent (in such capacity, the “Technical Agent”).

W I T N E S S E T H:

WHEREAS, the Initial Guarantors, the Borrowers, the Lenders, the Agents and the LC Issuer are parties to that certain Amended and Restated Credit Agreement, dated as of May 18, 2011 (as amended, pursuant to Amendment No. 1 to Credit Agreement, dated as of August 4, 2011, and as further amended pursuant to Amendment No. 2 to Credit Agreement, dated as of September 14, 2011, the “Credit Agreement”).

WHEREAS, the Borrowers desire that certain provisions of the Credit Agreement be amended and compliance with certain provisions of the Credit Agreement be waived, and the Administrative Agent and the Lenders party hereto are willing to agree to such amendments and waivers on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

1.2 Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Section 1 of the Credit Agreement.

SECTION 2. AMENDMENT

Subject to the conditions precedent set forth in Section 5, the Credit Agreement shall be amended as follows:

2.1 Amended and Restated Defined Terms. Section 1.1 of the Credit Agreement shall be amended by amending and restating the defined terms “Commitment Fee Rate”, “Commitment Reduction Amount” and “Commitment Reduction Date” in their entirety as follows:

““Commitment Fee Rate” means, at any time:

(a)	2.20% per annum multiplied by an amount equal to the unused and uncancelled portion of the aggregate Commitments which is less than or equal to the Maximum Available Amount (and is available to be borrowed at such time); and

(b)	1.10% per annum multiplied by an amount equal to the unused and uncancelled portion of the aggregate Commitments (if any) that exceeds the Maximum Available Amount (and is not available to be borrowed at such time).”

““Commitment Reduction Amount” means, on each Commitment Reduction Date occurring in each month set forth below, the amount set forth opposite such month:

End of Period	Commitment Amount
December 2013	$67,500,000
March 2014	$60,000,000
June 2014	$52,000,000
September 2014	$45,000,000
December 2014	$37,500,000
March 2015	$30,000,000
June 2015	$22,500,000
September 2015	$15,000,000
December 2015	$7,500,000
March 2016	$0

““Commitment Reduction Date” means:

(a)	the last day of each Fiscal Quarter, commencing with December 31, 2013; and

(b)	the Maturity Date;

provided that if any Commitment Reduction Date would otherwise fall on a day that is not a Business Day, such Commitment Reduction Date shall instead occur on the preceding Business Day.”

2.2 Amended Defined Terms. Section 1.1 of the Credit Agreement shall be amended by deleting clause (i) of the defined term “Turkish Security Documents” in its entirety and replacing it with the following:

“(i)	in accordance with Section 7.12(e), a pledge agreement in respect of all of the rights of the Borrowers under their Hydrocarbon Licenses in Turkey that are Borrowing Base Assets;”

2.3 Mandatory Commitment Reduction. Section 2.6(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(b) Mandatory. Notwithstanding anything to the contrary herein, on each Commitment Reduction Date, the aggregate Commitments of all Lenders then in effect shall be permanently reduced to an amount equal to the Commitment Reduction Amount in respect of such Commitment Reduction Date (or, if the amount of the aggregate Commitments at such time is less than the Commitment Reduction Amount, an amount equal to such Commitments). Each such reduction shall be applied to each Lender’s Commitment in accordance with its Pro Rata Share at such time, and shall take effect without any further action on the part of such Lender, any Borrower, any Obligor, any Secured Party or any other Person.”

2.4 Annual Financial Statements. Section 7.1(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(a)

Annual Financial Statements. The Borrowers shall deliver to the Administrative Agent (with sufficient copies for each Lender) a copy of (i) the audited consolidated balance sheet of the Parent and the related audited consolidated statements of income and of cash flows for each Fiscal Year as soon as available, but in any event within one hundred and five (105) days after the end of the Fiscal Year ending December 31, 2010 and within ninety (90) days after the end of each other Fiscal Year, and (ii) the unaudited Combined balance sheet of the Borrowers (which shall include their Subsidiaries) as at the end of each Fiscal Year and the related unaudited Combined statements of income and of cash flows for such Fiscal Year as soon as available, but in any event within one hundred and sixty five (165) days after the end of the Fiscal Year ending December 31, 2010 and within one hundred and twenty (120) days after the end of each other Fiscal Year, in the case of (i) setting forth in comparative form the figures for the previous Fiscal Year, reported on without a going concern or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or another “Big Four” US firm of independent certified public accountants otherwise reasonably acceptable to the Administrative Agent, and in the case of (ii) setting forth in comparative form the figures for the previous Fiscal Year, certified by a Responsible Officer of the Borrowers as fairly stated in all material respects, and reviewed by KPMG LLP or such other “Big Four” US firm of independent certified public accountants otherwise reasonably acceptable to the Administrative Agent.”

2.5 Additional Collateral. Section 7.12(e) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(e)	Turkish Hydrocarbon Licenses. If, due to either a change in market practice or GDPA practice or policy or the introduction of or any change in or in the interpretation of any Applicable Law or guidelines or requests of the GDPA after the Closing Date, the GDPA accepts for registration pledge agreements in respect of the rights of debtors under hydrocarbon licenses, the Borrowers shall within sixty (60) days after such change (or such later date as the Collateral Agent may agree to in writing) execute a Turkish Security Document in respect of their Hydrocarbon Licenses in Turkey that are Borrowing Base Assets. The Borrowers shall promptly submit such Turkish Security Document for registration with the GDPA and shall provide the Collateral Agent with written evidence from the GDPA that such Turkish Security Document has been submitted for registration with the GDPA.”

2.6 Investments. Section 8.7(g) of the Credit Agreement shall be amended and restated in its entirety as follows”

“(g)	loans to the Parent or TW made by any Borrower from such Borrower’s Residual Excess Cash, provided that (i) the Majority Lenders shall be reasonably satisfied, based on the most recent Banking Case delivered under ARTICLE 3, that such Borrower will have sufficient working capital to fund its operations and meet the development plan (in each case, as forecast in such Banking Case) for the twelve (12) month period after the extension of any such loan, (ii) all rights of such Borrower in respect of any such loan are subject to a Security Interest and (ii) no Default or Event of Default has occurred and is continuing, or could reasonably be expected to occur as a result of, the making of any such loan.”

2.7 Indemnified Matters. Section 11.10 of the Credit Agreement shall be amended and restated in its entirety as follows:

“11.10 Indemnified Matters. Notwithstanding anything to the contrary in this Agreement, the Agents may not include as part of any amount payable to it under Section 11.9, Section 12.5, and/or Section 12.6, a sum representing the cost to such Agent in terms of management time and other resources calculated on the basis of daily or hourly rates.”

SECTION 3. NO AMENDMENT FEE

Each of the Agents and the Lenders party hereto (being Lenders constituting the Majority Lenders) agrees, and the Administrative Agent hereby acknowledges such agreement, that the Borrowers shall not be required to pay any fee to any Agent or any Lender solely as consideration for entering into this Amendment.

SECTION 4. AFFIRMATION

The Initial Guarantors hereby consent and agree to and acknowledge and affirm the terms of this Amendment. The Initial Guarantors hereby further agree that their respective guarantee obligations under Article 10 of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

SECTION 5. CONDITIONS PRECEDENT

The amendments referred to in Section 2 shall become effective if this Amendment shall have been executed by the Initial Guarantors, the Borrowers, the Lenders and the Administrative Agent and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

SECTION 6. MISCELLANEOUS

6.1 Representations and Warranties. Each Obligor, by signing below, hereby represents and warrants to the Agents, the LC Issuer, and the Lenders as follows:

(a) it is duly organized, validly existing and in good standing (if such concept exists under the laws of its jurisdiction of organization) under the laws of its jurisdiction of organization;

(b) the execution, delivery, and performance of this Amendment and the consummation of the transactions contemplated hereby (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene its constitutional documents or any applicable law or any of its contractual obligations, and (iv) will not result in the creation or imposition of any Lien prohibited by the Credit Agreement;

(c) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for its due execution and delivery of this Amendment, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby;

(d) it has duly executed and delivered this Amendment, and upon satisfaction of the conditions set forth in Section 5 above, this Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and by general principles of equity;

(e) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(f) to the extent not already made above, each of the other representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

6.2 Waiver of Claims. Each Obligor hereby waives and releases each of the Lenders, the LC Issuer and the Agents and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which it is aware that currently exist and can now be asserted to reduce or eliminate all or any part of the obligations of such Obligor to the Lenders, the LC Issuer and the Agents as provided in the Loan Documents, such waiver and release being made with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.3 Expenses. As provided in Section 11.10 and Section 12.5 of the Credit Agreement, but without limiting any terms or provisions thereof, each Obligor agrees to pay on demand, all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Agents’ legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof.

6.4 Credit Agreement Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

6.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.6 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6.7 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.8 Submission to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND APPELLATE COURTS FROM ANY THEREOF, IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AN AGENT, A LENDER OR THE LC ISSUER OR AN OBLIGOR IN CONNECTION HEREWITH OR THEREWITH; PROVIDED, THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF AN AGENT, A LENDER OR THE LC ISSUER TO BRING PROCEEDINGS AGAINST AN OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

6.9 Jury Trial Waiver. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AMENDMENT.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first written above.

AMITY OIL INTERNATIONAL PTY LTD., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Director

DMLP, LTD., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Vice President

PETROGAS PETROL GAZ VE PETROKIMYA ÜRÜNLERI İNŞAAT SANAYI VE TICARET A.Ş., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Director

TALON EXPLORATION, LTD., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Vice President

TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

TRANSATLANTIC TURKEY, LTD., as a Borrower

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Vice President

TRANSATLANTIC PETROLEUM LTD, as a Guarantor

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	Vice President

TRANSATLANTIC PETROLEUM (USA) CORP, as a Guarantor

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	President

TRANSATLANTIC WORLDWIDE, LTD., as a Guarantor

By:	/s/ Wil F. Saqueton
Name:	Wil F. Saqueton
Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

STANDARD BANK PLC, as Administrative Agent

By:	/s/ Ola Busari
Name:	Ola Busari
Title:	Senior Manager

By:	/s/ Zakia Mannan
Name:	Zakia Mannan
Title:	Senior Manager

STANDARD BANK PLC, as Collateral Agent

By:	/s/ Ola Busari
Name:	Ola Busari
Title:	Senior Manager

By:	/s/ Zakia Mannan
Name:	Zakia Mannan
Title:	Senior Manager

STANDARD BANK PLC, as Technical Agent

By:	/s/ Aurelie Tan
Name:	Aurelie Tan
Title:	Senior Manager

By:	/s/ Alistair Reid
Name:	Alistair Reid
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

STANDARD BANK PLC, as a Lender

By:	/s/ Aurelie Tan
Name:	Aurelie Tan
Title:	Senior Manager

By:	/s/ Alistair Reid
Name:	Alistair Reid
Title:	Senior Vice President

BNP PARIBAS (SUISSE) SA, as a Lender

By:	/s/ F.X. Reignier
Name:	F.X. Reignier
Title:

By:	/s/ Adrien Bouchet
Name:	Adrien Bouchet
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT